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                                                                   Exhibit 10.10

                              CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT (this "Agreement") is made on May 30, 1997, between ZMAX CORPORATION, a Nevada corporation (the "Company"), and WAREHAM MANAGEMENT LTD., a company organized under the laws of British Columbia, Canada (the "Consultant").

                                   AGREEMENT

     In consideration of the above and the retention of the Consultant by the Company, and the mutual agreements hereinafter set forth, the parties agree as follows:

     1.   Engagement as a Consultant.  The Company hereby retains the
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Consultant, and the Consultant hereby accepts such engagement by the Company, upon the terms and conditions of this Agreement.

     2.   Duties.  The Consultant is engaged to be available on a reasonable,
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on-call basis to provide consulting services related to accounting and financial matters of the Company, as described in Exhibit A the ("Services").  The
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Consultant agrees to perform and discharge well and faithfully all Services as the Company reasonably may request from time to time. The Consultant will hold in trust for the Company all funds and property it receives on behalf of the Company, and will account for and remit all such funds to the Company, as applicable. The Consultant will report to the Board of Directors of the Company. Unless otherwise agreed to by the Company, all Services to be performed by the Consultant hereunder will be performed on behalf of the Consultant exclusively by Mr. G.W. Norman Wareham, the President of the Consultant, and Consultant will make Mr. Wareham available therefor. The Consultant agrees to cause Mr. Wareham to serve, and Mr. Wareham agrees to serve, without additional compensation, in the corporate positions to which he may be elected or appointed by which the Company or its Board of Directors, which the parties agree will not establish an employment relationship between the Company and Mr. Wareham. Throughout the term of the Consultant's engagement hereunder, the Consultant will devote the time necessary to perform the Services but will not be required to devote its services on a full-time or exclusive basis, so long as Consultant is performing its assigned or requested duties under this Agreement.

     3.   Compensation.  As compensation for the Services, the Company will pay
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to the Consultant the amount of U.S. $3,500.00 per month plus seven percent (7%)
to cover Canadian General Sales Tax (the "Consulting Fee"), payable on the first business day of each month. The Consultant will receive no compensation in addition to that set forth in this Agreement for any Services rendered to the Company unless otherwise agreed to by the Company.

     4.   Reimbursement of Expenses.  The Consultant will be entitled to be
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reimbursed in accordance with the policies of the Company, as adopted and amended from time to time, for
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all reasonable and necessary expenses incurred by him in connection with the performance of Services pursuant to this Agreement; provided that the Consultant will, as a condition of such reimbursement, submit acceptable verification of the nature and amount of such expenses in accordance with the reimbursement policies from time to time adopted by the Company.

     5.   Term and Termination.  The term of the engagement of the Consultant by
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the Company will commence on the date of this Agreement and will continue for one (1) year thereafter (the "Term"), unless sooner terminated as provided herein. At the end of each expiring Term, the Term shall automatically renew for an additional year, unless either the Consultant or the Company gives notice of termination. The Company or the Consultant may terminate this Agreement with or without cause on thirty (30) days notice to the other. Upon the termination of the Consultant's engagement hereunder, the Company will have no further obligation to the Consultant, except that the Company will pay to the Consultant any compensation and reimbursement accrued up to the date of termination hereunder and unpaid on such date of termination.

     6.   Agreement Not to Compete or Solicit Customers.
          ---------------------------------------------

          (a) Agreement Not to Compete.  The parties agree that, commencing on
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the effective date of this Agreement and continuing through the Consultant's engagement hereunder and for two (2) years after the termination of this Agreement (the "Applicable Period"), neither the Consultant nor Mr. Wareham will (except on behalf of or with the prior written consent of the Company, which consent may be withheld in Company's sole discretion), either directly or indirectly, on the Consultant's or Mr. Wareham's behalf, or on behalf of others,
(i) engage in (as a director, officer, principal, partner, consultant or executive or managerial employee) or provide any of the same type of services performed on behalf of the Company to any Competing Business or (ii) own a controlling beneficial interest in a Competing Business. For purposes of this Section, the Consultant and Mr. Wareham acknowledge and agree that the Business of the Company (as defined below) is conducted worldwide. "Competing Business" means any person, firm, corporation, joint venture or other business entity that is engaged in any aspect of the design, production, marketing, distribution, or provision of software engineering/reengineering of Year 2000 Compliance Products and Services (the "Business of the Company") within the Area. "Year 2000 Compliance Products and Services" means software tools, methodologies, processes and associated services (including without limitation, program management, analysis, assessment, conversion, testing, quality assurance, and configuration management) relating to computer software problems and issues associated with the year 2000.

          (b) Agreement Not to Solicit Customers.  The Consultant and Mr.
              ----------------------------------
Wareham agree that during the Applicable Period, they will not, either directly or indirectly, on the Consultant's or Mr. Wareham's behalf or in the service of or on behalf of others, solicit or divert, or attempt to solicit or divert, to a Competing Business, any individual or entity (i) that is a client or customer of the Company or an Affiliate, (ii) as to which, to the knowledge of Consultant or Mr. Wareham, the Company or an Affiliate is in the process of making a proposal or negotiating for a customer or client relationship or is discussing or conducting a "pilot", or

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(iii) with whom the Company or an Affiliate jointly provides services or products through alliances or joint ventures to a client or customer during the term of the Consultant's engagement with the Company. "Affiliate" means any entity that directly or indirectly controls, is controlled by, or is under common control with the Company.

     7.   Agreement Not to Solicit Employees.  The Consultant and Mr. Wareham
          ----------------------------------
agree that during the Applicable Period, they will not, either directly or indirectly, on the Consultant's or Mr. Wareham's own behalf or in the service of or on behalf of others, solicit, divert or hire away, or attempt to solicit, divert or hire away, to any Competing Business any person employed by the Company or an Affiliate, whether or not such employee is a full-time or temporary employee of the Company or an Affiliate and whether or not such employment is pursuant to written agreement, for a determined period or at will, or any consultant or contractor of the Company or an Affiliate.

     8.  Ownership and Protection of Confidential Information and Trade Secrets.
         ----------------------------------------------------------------------

         (a)  Definitions.  "Confidential Information" means data and
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information relating to the business of the Company or an Affiliate (which does not rise to the status of a Trade Secret) that is or has been disclosed to the Consultant by the Company or an Affiliate or of which the Consultant became aware as a consequence of or through its relationship to the Company, which has value to the Company and is not generally known to its competitors.
Confidential Information will not include any data or information that has been voluntarily disclosed to the public by the Company (except where such public disclosure has been made by the Consultant without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means. "Trade Secrets" means information, including a formula, pattern, compilation, program, device, method, technique, or process that: (i) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

          (b) Confidentiality.  All Confidential Information and Trade Secrets
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and all physical embodiments thereof received or developed by the Consultant while engaged by the Company or an Affiliate are confidential to and are and will remain the sole and exclusive property of the Company or Affiliate. Except to the extent necessary to perform the duties assigned by the Company or an Affiliate, the Consultant and Mr. Wareham will hold such Confidential Information and Trade Secrets in trust and strictest confidence, and will not use, reproduce, distribute, disclose or otherwise disseminate the Confidential Information and Trade Secrets or any physical embodiments thereof and may in no event take any action causing or fail to take the action necessary in order to prevent, any Confidential Information and Trade Secrets disclosed to or developed by the Consultant to lose its character or cease to qualify as Confidential Information or Trade Secrets.

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          (c) Return of Company Property.  Upon request by the Company or an
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Affiliate, and in any event upon termination of the engagement of the Consultant with the Company or an Affiliate for any reason, as a prior condition to receiving any final fees or reimbursement hereunder (including any payments pursuant to Section 3 hereof), the Consultant will promptly deliver to the Company or an Affiliate all property belonging to the Company or an Affiliate, including, without limitation, all Confidential Information and Trade Secrets (and all embodiments thereof) then in the Consultant's or Mr. Wareham's custody, control or possession.

          (d) Survival.  The covenants of confidentiality set forth herein will
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apply on and after the date hereof to any Confidential Information and Trade
Secrets disclosed by the Company or an Affiliate, or developed by the Consultant prior to or after the date hereof. The covenants restricting the use of Confidential Information will continue and be maintained by the Consultant for a period of two (2) years following the termination of this Agreement. The covenants restricting the use of Trade Secrets will continue and be maintained by the Consultant following termination of this Agreement for so long as permitted by the Maryland Uniform Trade Secrets Act.

     9.   Remedies.  The Consultant and Mr. Wareham agree that the covenants and
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agreements contained in Sections 6, 7, and 8 hereof are of the essence of this
Agreement; that each of such covenants is reasonable and necessary to protect and preserve the interests and properties of the Company and the Business of the Company; that the Company is engaged in the Business of the Company worldwide; that irreparable loss and damage will be suffered by the Company should the Consultant or Mr. Wareham breach any of such covenants and agreements; that each of such covenants and agreements is separate, distinct and severable not only from the other of such covenants and agreements but also from the other and remaining provisions of this Agreement; that the unenforceability of any such covenant or agreement will not affect the validity or enforceability of any other such covenant or agreements or any other provision or provisions of this Agreement; and that, in addition to other remedies available to it, the Company will be entitled to specific performance of this Agreement and to both temporary and permanent injunctions to prevent a breach or contemplated breach by the Consultant or Mr. Wareham of any of such covenants or agreements.

     10.  No Set-Off.  The existence of any claim, demand, action or cause of
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action by the Consultant or Mr. Wareham against the Company or any Affiliate, whether predicated upon this Agreement or otherwise, will not constitute a defense to the enforcement by the Company of any of its rights hereunder. The existence of any claim, demand, action or cause of action by the Company against the Consultant or Mr. Wareham, whether predicated upon this Agreement or otherwise, will not constitute a defense to the enforcement by the Consultant of any of its rights hereunder; provided, however, that the Company will have the right to discontinue payments to the Consultant under Section 3(e) hereof, as applicable, if the Consultant or Mr. Wareham should breach any of their obligations under Sections 6, 7, or 8 hereof and the Company notifies the Consultant of that breach.

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     11.  Notice.  All notices, requests, demands and other communications
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required or permitted hereunder must be in writing and deemed given and effective when personally delivered or sent by facsimile with confirmation of receipt or when deposited in the mail with postage prepaid to the party to which the same is directed at the following addresses (or at such other addresses as will be given in writing by the parties to one another):

     To the Company:     ZMAX CORPORATION
                         20251 Century Boulevard
                         Germantown, Maryland 20874
                         Attn: Michael C. Higgins, President
                         Fax:  301-353-9501


     To the Consultant:  WAREHAM MANAGEMENT LTD.
                         1015 Kennedy Avenue
                         North Vancouver, British Columbia
                         CANADA  V7R 1L6
                         Attn:  G.W. Norman Wareham
                         Fax:  604-687-6755

     To Mr. Wareham:     Mr. G.W. Norman Wareham
                         1015 Kennedy Avenue
                         North Vancouver, British Columbia
                         CANADA V7R 1L6
                         Fax:  604-687-6755


     12.  Miscellaneous.
          -------------

          (a) Assignment.  Neither the Consultant nor Mr. Wareham may assign any
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rights or delegate any duties it has assumed hereunder without the prior written consent of the other party.  This Agreement is personal to the Consultant.

          (b) Waiver.  A party's waiver of any breach of this Agreement by
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another party will not be effective unless in writing, and no such waiver will constitute the waiver of the same or another breach on a subsequent occasion.

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          (c) Consultant as Independent Contractor.  The Consultant and Mr.
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Wareham will act as an independent contractor in performing the Services and will not hold itself or himself out as an employee or agent of the Company. Neither the Consultant or Mr. Wareham has the authority to bind the Company by virtue of this Agreement without the Company's express prior consent.

          (d) Governing Law and Choice of Forum.  This Agreement will be
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governed by and construed in accordance with the internal laws of the State of
Maryland. The parties agree that any appropriate state or federal court located in Maryland will have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and will be a proper forum in which to adjudicate such case or controversy. The parties expressly consent to personal jurisdiction and venue in such courts.

          (e) Entire Agreement/Amendment.  This Agreement embodies the entire
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agreement of the parties hereto relating to the subject matter hereof and supersedes all oral agreements, and to the extent inconsistent with the terms hereof, all other written agreements. This Agreement may not be modified, amended, supplemented or terminated except by a written instrument executed by all parties hereto.

          (f) Severability.  Each of the covenants and agreements hereinabove
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contained will be deemed separate, severable and independent covenants, and in the event that any covenant will be declared invalid by any court of competent jurisdiction, such invalidity will not in any manner affect or impair the validity or enforceability of any other part or provision of such covenant or of any other covenant contained herein.

          (g) Captions and Section Headings.  Captions and section headings used
              -----------------------------
herein are for convenience only and are not a part of this Agreement and will not be used in construing it.

          (h) Arbitration.  Except as otherwise provided herein, any dispute
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arising under this Agreement will be submitted to a single arbitrator selected by the American Arbitration Association whose rules of arbitration and conciliation will apply. The American Arbitration Association will select an arbitrator experienced in computer consulting.

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     EXECUTED AS OF MAY ___, 1997.


                              ZMAX CORPORATION


                              By:     /s/Michael C. Higgins
                                    ------------------------------
                                    Michael C. Higgins
                                    President


                              WAREHAM MANAGEMENT LTD.


                              By:     /s/G.W. Norman Wareham
                                    ------------------------------
                                    G.W. Norman Wareham
                                    President


                                /s/G.W. Norman Wareham
                              ------------------------------------
                                    G.W. Norman Wareham

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                                   EXHIBIT A
                                   ---------

                              DUTIES OF CONSULTANT


The duties of the Consultant will be as follows:

     (a)  Act as liaison between investors of and attorneys for the company.

     (b)  Prepare bank documents, including wire transfers.

     (c)  Maintain U.S. and Canadian financial records for Company.

     (d)  Assist auditors of the company with financial statements and audit.

     (e)  Maintain and update the Company's financial records.

     (f)  Prepare interim financial statements and reports.

     (g) Set up accounts with The Depository Trust Company and the Canadian Depository Trust to track the brokerage and individual transaction of trading in the Company's stock.

     (h) Review reports from Depository Trust and Canadian Depository Trust and disseminate internally.

     (i) Such other acts as the Company's management or Board of Directors may request from time to time.